UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2009

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EQUINOX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-158560	80-0324801
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 South Decatur, #10542

Las Vegas NV 89102

(Address of principal executive offices, including zip code)

(267) 295-7814

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On December 27, 2009, the Company received the written resignation of Ms. Elena Dannikova, dated December 24, 2009, from the Company’s board of directors and from her posts as Vice President and Secretary of the Company. The Company is not aware of any disagreements between Ms. Dannikova and the Company relating to the Company’s operations, policies or practices. A true and complete copy of the written resignation letter received by the Company from Ms. Dannikova is attached to this current report.

ITEM 9.01

Financial Statements and Exhibits.

(a)

The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Document
17	Resignation Letter of Elena Dannikova

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

EQUINOX INTERNATIONAL, INC.

Dated: December 30, 2009	By:	/s/ ROBERT T. YURCKONIS
Robert T. Yurckonis, President and C.E.O.